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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 18, 2003

                        NUTRITIONAL SOURCING CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              Delaware                 33-63372               65-0415593
------------------------------     ---------------       ----------------------
 (State or other jurisdiction       (Commission            (I.R.S. Employer
      of incorporation)             File Number)          Identification No.)


           1300 N.W. 22nd Street
           Pompano Beach, Florida                         33069
----------------------------------------        -----------------------
(Address of principal executive offices)                (Zip code)

     Registrant's telephone number, including area code: (954) 977-2500
                                                         --------------

     Registrant's former name

     ------------------------


ITEM 3. BANKRUPTCY OR RECEIVERSHIP

      On January 31, 2003, Nutritional Sourcing Corporation (the "Company"), filed a Disclosure Statement and motion for an order to approve such Disclosure Statement and set a date for confirmation of a Plan of Reorganization of the Company with the United States Bankruptcy Court for the District of Delaware (the "Court")(Case NO. 02-12550 PJW). The Disclosure Statement and related Appendices are attached hereto as Exhibits 99.1 through
 99.9 and incorporated herein by reference.

      On January 30, 2003, the Company, as guarantor, and its subsidiaries, singly as borrower and collectively as borrowers, entered into an Extension and Modification and Security Agreement with Westernbank of Puerto Rico to extend the prepetition credit agreement (as defined). The Agreement was funded on January 31, 2003. The Agreement, as well as the related Guarantee, Amendment No.1 to LLC agreement, Subordination Agreement, and the related Court order are attached hereto as Exhibits 99.10 through 99.14 and incorporated herein by reference.

Forward-Looking Statements

      Statements included in this form 8-K may constitute forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include, among others, statements concerning (1)the proposed reorganization of the Company, (2)financial projections for the next five years,
(3)the liquidation analysis, and (4)closing of transactions contemplated in the proposal letter. Actual results could differ materially from those anticipated due to a number of factors, including, but not limited to, the following: the ability of the Company to continue as a going concern; the Company's ability to obtain court approval
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with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; the ability of the Company to prosecute, confirm and consummate a plan of reorganization with respect to its Chapter 11 case; risks associated with third parties eventually attempting to obtain court approval to terminate or shorten the exclusivity period for the Company to propose and confirm a plan of reorganization, for the appointment of a Chapter 11 trustee or to convert the case to a Chapter 7 case; the potential adverse impact of the Chapter 11 case on the Company's results of operations; the ability of the Company to fund and execute its business plan; and the ability of the Company to attract, motivate and/or retain key executives and associates. Other risk factors are listed from time to time in the Company's SEC reports, including, but not limited to the Annual Report on Form 10-K for the year ended November 3, 2001, the quarterly report on Form 10-Q for the Company's fiscal quarter ended August 10, 2002 and reports subsequently filed by the Company with the SEC. Nutritional Sourcing Corporation disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.


ITEM 7 FINANCIAL INFORMATION, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                  (c)      Exhibit.      Document Description

                           99.1 Disclosure Statement with respect to Plan of Reorganization of Nutritional Sourcing Corporation

                           99.2 Appendix A to Disclosure Statement with respect to Plan of Reorganization of Nutritional Sourcing Corporation


                           99.3 Appendix B to Disclosure Statement with respect to Plan of Reorganization of Nutritional Sourcing Corporation

                           99.4 Appendix C to Disclosure Statement with respect to Plan of Reorganization of Nutritional Sourcing Corporation

                           99.5 Appendix D to Disclosure Statement with respect to Plan of Reorganization of Nutritional Sourcing Corporation.
                                         Previously filed, on February 1, 2002,
                                         with the Securities and Exchange
                                         Commission under the name Pueblo Xtra
                                         International, Inc. and incorporated
                                         herein by reference.

                           99.6 Appendix E to Disclosure Statement with respect to Plan of Reorganization of Nutritional Sourcing Corporation.
                                         Previously filed, on August 28, 2002,
                                         with the Securities and Exchange
                                         Commission and incorporated herein by
                                         reference.

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                           99.7          Appendix F to Disclosure Statement with
                                         respect to Plan of Reorganization of
                                         Nutritional Sourcing Corporation.

                           99.8 Appendix G to Disclosure Statement with respect to Plan of Reorganization of Nutritional Sourcing Corporation.

                           99.9 Appendix H to Disclosure Statement with respect to Plan of Reorganization of Nutritional Sourcing Corporation.

                           99.10 Extension and Modification And Security Agreement with Westernbank Of Puerto Rico.

                           99.11         Guarantee.

                           99.12         Amendment No. 1 to LLC Agreement.

                           99.13         Subordination Agreement.

                           99.14 Order of the United States Bankruptcy Court for the District Of Delaware
                                         (A)pursuant to Sections 105, 363(b) and
                                         364(e) of the Bankruptcy Code
                                         authorizing the Debtor to approve the
                                         extension of the prepetition credit
                                         agreement and grant security and (B)
                                         pursuant to Section 362 of the
                                         Bankruptcy Code modifying the automatic
                                         stay.


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                                   SIGNATURE

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             Nutritional Sourcing Corporation



February 18, 2003                            By: /s/ Daniel J. O'Leary
                                                 ---------------------------
                                                 Daniel J. O'Leary
                                                 Executive Vice President
                                                 And Chief Financial Officer



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